EXHIBIT 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) is made and entered into this 16th day of April, 2008, by and among Vertical Communications, Inc., a Delaware corporation (the “Company”), and the undersigned investors listed on Exhibit A attached hereto (the “Additional Purchasers”).

WHEREAS, the Company previously entered into a Securities Purchase Agreement, dated as of March 17, 2008 (the “Purchase Agreement”), by and among itself and the “Initial Investors” (as such term is defined in the Purchase Agreement) pursuant to which, the Company issued and sold certain Subordinated Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of $5,250,000 to the Initial Investors;

WHEREAS, the Additional Purchasers desire to purchase from the Company, and the Company desires to issue and sell to the Additional Purchasers additional Notes in such principal amounts per Additional Purchaser as set forth in Exhibit A (the “Additional Notes”); and

WHEREAS, each of the Additional Purchasers desires to enter into this Agreement and join and be bound under, for all purposes, the Purchase Agreement and to thereby evidence such Additional Purchaser’s intention to agree to be bound by the terms of the Purchase Agreement, as if such Additional Purchaser was an original party thereto.

In consideration of the promises, the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Upon the terms and subject to the conditions contained in the Purchase Agreement, the Company agrees to sell to the Additional Purchasers, and each of the Additional Purchasers hereby agrees, severally, and not jointly, to purchase from the Company, on the date hereof (the “Subsequent Closing Date”), an Additional Note in the principal amount set forth in the column captioned “Principal Amount of Notes” opposite such party’s name on Exhibit A attached hereto. The closing with respect to this transaction shall take place on the date hereof (the “Subsequent Closing Date”).

2. The parties hereby agree that the Additional Purchasers shall be joined and bound as an “Investor” under the Purchase Agreement, as such term is defined and used in the Purchase Agreement, for all purposes, including all benefits, rights or obligations imposed or given, under the Purchase Agreement and the terms “Notes” as defined and used in the Purchase Agreement shall include the Additional Notes; provided, however, each Additional Purchaser hereby acknowledges, and the Company hereby confirms, that each of the Company’s conditions set forth under Section 1.3(c) of the Purchase Agreement has been satisfied as of March 17, 2008 (the “Initial Closing Date”) or, if not satisfied and waived as of the Initial Closing Date, has been satisfied as of the Subsequent Closing Date.

3. Each Additional Purchaser acknowledges that he, she or it has received an executed copy of the Purchase Agreement and has read and fully understands the contents thereof and further acknowledges that he, she or it is not being, and has not been, represented by Andrews Kurth LLP (legal counsel for the Company) on matters relating to the negotiation, explanation or implementation of the Purchase Agreement or this Agreement. Each of the undersigned further acknowledges that he, she or it (or his, hers or its representatives) has been advised to seek legal counsel at his, her or its own cost and expense before executing this Agreement, and represents that legal counsel has been consulted to the extent deemed necessary by such Additional Purchaser.

4. Each Additional Purchaser hereby confirms the representations and warranties of the Investors contained in Article V of the Purchase Agreement as of the Subsequent Closing Date and further agrees to execute any and all additional documents, instruments or certificates, including, without limitation, a Consent and Waiver Agreement, Subordination Agreements and an Amended and Restated Securities Purchase Agreement that the Company may reasonably request be executed in order for the undersigned to become party to any such agreement. The Company hereby agrees to amend Exhibit A to the Purchase Agreement to reflect the Additional Purchasers’ purchases of the Additional Notes hereunder.

5. This Agreement may be signed and delivered by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

7. This Agreement and the Purchase Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

[Signature pages follow]

Joinder Agreement	2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed as of the 16th day of April, 2008.

THE COMPANY:

VERTICAL COMMUNICATIONS, INC.

By:	/s/ Ken Clinebell
Ken Clinebell, Chief Financial Officer

ADDITIONAL PURCHASERS:

SPECIAL SITUATIONS FUND III QP, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director

SPECIAL SITUATIONS FUND III, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director

SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director

PATHFINDER VENTURES IV, L.L.C.

By:	RRS Investments II, L.L.C., its Manager

By:	Stolworthy Revocable Trust, Its Manager

By:	/s/ R. Randy Stolworthy
R. Randy Stolworthy, Trustee

/s/ Claudio Chiuchiarelli
CLAUDIO CHIUCHIARELLI

/s/ Jacqueline Chiuchiarelli
JACQUELINE CHIUCHIARELLI

EXHIBIT A

SCHEDULE OF INVESTORS

Initial Investors	Principal Amount of Notes ($)	Applicable Percentage
M/C Venture Partners[1]

M/C Venture Partners V, L.P.	$2,359,672.50	37.8491%
M/C Venture Investors, LLC	96,370.00	1.5458%
Chestnut Venture Partners, L.P.	43,957.50	0.7051%

M/C Venture Partners Subtotal	$2,500,000.00	40.1%[2]

Pathfinder Ventures IV, L.L.C.	$1,750,000.00	23.9%

William Y. Tauscher	$1,000,000.00	3.2%

INITIAL INVESTOR SUBTOTAL	$5,250,000.00

Additional Investors	Principal Amount of Notes ($)
Special Situations Funds

Special Situations Fund III QP, L.P.	$367,842.03
Special Situations Fund III, L.P.	22,290.92
Special Situations Cayman Fund, L.P.	125,880.62
Special Situations Private Equity Fund, L.P.	124,212.70
Special Situations Technology Fund, L.P.	13,110.31
Special Situations Technology Fund II, L.P.	68,727.42

Special Situations Funds Subtotal	$722,064.00

Pathfinder Ventures IV, L.L.C.	$250,000.00

Claudio Chiuchiarelli	$50,000.00

Jacqueline Chiuchiarelli	$25,000.00

ADDITIONAL INVESTOR SUBTOTAL	$1,047,064.00

COMBINED INVESTOR TOTAL	$6,297,064.00

[1]	For purposes of the Agreement, the entities listed below are collectively referred to as “M/C Venture Partners.”
[2]

Consists of (a) 94.3864% of the Applicable Percentage allocated to M/C Venture Partners V, L.P., (b) 3.8548% of the Applicable Percentage allocated to M/C Venture Investors, LLC, and (c) 1.7583% of the Applicable Percentage allocated to Chestnut Venture Partners, L.P.